THE PARNASSUS FUND

                            THE PARNASSUS INCOME FUND


                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                January 20, 1998

Dear Shareholder:

     There will be a Special Meeting of the shareholders of The Parnassus Fund and The Parnassus Income Fund, to be held jointly at the Sheraton-Palace Hotel at the corner of Market and New Montgomery Streets in San Francisco on Thursday evening, March 26, 1998, at 7:00 p.m. PST. There will also be a reception just before the Meeting to be held at 6:00 p.m. and refreshments will be served. (When you send in your proxy card, please let us know if you will be attending the reception so we can plan accordingly.)

The purpose of the Meeting is to consider and act upon the following proposals and transact any other business as may properly come before the Meeting or any adjournment(s) thereof:

1.   For each Fund: To elect the Board of Trustees;

2. For each Fund: To ratify the selection of Deloitte & Touche LLP as independent accountants for the current fiscal year;

3. For the Balanced Portfolio of The Parnassus Income Fund: To approve a change in its investment objective and related investment policies;

4. For each Fund: To approve changes to certain of its fundamental investment policies and restrictions;

5. For The Parnassus Fund: To approve a change in its investment advisory agreement with Parnassus Investments;

6. For The Parnassus Fund: To approve a change in its investment objective by deletion of "current income" as a secondary investment objective;

7.   For each Fund: To approve certain changes in its Declaration of Trust; and

8. For each Fund: To approve or disapprove a policy allowing investments in issuers involved in the production of wine.


Effective  April 1,  1998,  the  Trustees  have  voted to change the name of The
Parnassus Income Fund to "The Parnassus Income Trust" and each series of the Trust would be called a "Fund" instead of a "Portfolio." This would make each name shorter and clearer since each "Portfolio" is actually a separate "mutual fund." The Fixed-Income Portfolio will become the "Fixed-Income Fund" and the California Tax-Exempt Portfolio will become the "California Tax-Exempt Fund." If Proposal #3 is approved by shareholders, the "Balanced Portfolio" will become the "Equity Income Fund."

The Board of Trustees of each Fund has fixed the close of business on January 5, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. You are entitled to vote at the Meeting and at any adjournment(s) thereof if you owned shares of either of the Funds at the close of business on January 5, 1998. We ask that you complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope even if you plan to attend the meeting in person. That way you can be sure that your vote will be counted. You can always revoke the proxy and vote again should you change your mind about a certain issue. By taking a few minutes to vote right now, you can help us to save money since the Funds may incur the additional expense of extra mailings if we don't have a sufficient number of cards signed and returned.

     Please retain this Notice and Proxy Statement. This is a joint Notice and Proxy Statement for The Parnassus Fund and The Parnassus Income Fund. The shares you own in a particular Fund may be voted only with respect to that Fund. (There is also one Proposal pertaining only to the Balanced Portfolio and only shareholders of that Portfolio can vote on that issue.) If you own shares in more than one Fund, please vote with respect to each Fund only on the card designated for that Fund. Please sign, date and return all proxy cards that were mailed to you. Be sure to sign your name the same way it appears on the proxy card.

     The formal part of the Meeting will probably only last about half an hour, say from 7:00 p.m. to 7:30 p.m. We will have a question-and-answer session as well as discussion about The Parnassus Fund and The Parnassus Income Fund and their investment policies from 7:30 to 9:00 p.m.. You will also have an opportunity to meet the Parnassus Trustees and the staff.

         The enclosed Proxy Statement discusses all the issues we are asking you to vote on. Should you have any questions, be sure to give us a call at
(800)999-3505. Finally, I would like to ask you again to promptly vote your proxy card and send it back as soon as possible. If you plan to attend the 6:00 p.m. reception, please be sure to let us know by checking the appropriate box on the proxy card.


Yours truly,


                                                          Jerome L. Dodson
                                                          President

                                 PROXY STATEMENT

Introduction
         This document is a joint proxy statement of The Parnassus Fund and The Parnassus Income Fund (each, a "Fund") in connection with the solicitation of proxies by the Board of Trustees of each Fund to be used at the joint Special Meeting of shareholders ("Meeting") or any adjournment(s) thereof. The Meeting will be held on March 26, 1998 at 7:00 p.m. (reception at 6:00 p.m.) Pacific Standard Time at the Sheraton-Palace Hotel at the corner of Market and New Montgomery Streets in San Francisco, California, for the purposes set forth in the attached Notice of Meeting. This Proxy Statement is being first mailed to shareholders on or about January 20, 1998.

         For each Fund, a quorum is one-third of the outstanding shares on the record date of January 5, 1998 ("Record Date"), represented in person or by proxy at the Meeting. In the event that a quorum is not present or if a quorum is present at the meeting, but sufficient votes to approve any one of the Proposals are not received, the persons named as proxies (or their substitutes) may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "For" in favor of an adjournment and will vote those proxies required to be voted "Against" such Proposal against such adjournment. A shareholder vote may be taken on one or more of the Proposals described in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards if you own shares of more than one Fund or have multiple accounts) will vote in accordance with your directions as indicated on the card if your proxy is received properly executed. You may direct the proxy holders to vote your Fund shares on a Proposal applicable to that Fund (or Portfolio) by checking the appropriate box "For" or "Against" or instruct them not to vote those shares on the Proposal by checking the "Abstain" box. If you just sign and date your card with no specific voting instructions, the Proxies will vote your shares according to the recommendations of the Trustees.

         Each full share of a Fund that is issued and outstanding on the record date is entitled to one vote and fractional shares issued and outstanding on the record date are entitled to proportionate shares of one vote.

         For The Parnassus Income Fund, shareholders of each Portfolio vote together with respect to the election of Trustees (Proposal #1), ratification of independent accountants (Proposal #2), and changes in the Fund's Declaration of Trust (Proposal #7) and vote separately with respect to each other Proposal that affects their Portfolio. With respect to Proposal #3, only the shareholders of the Balanced Portfolio are entitled to vote.

The Proposals to be voted upon by a Fund or Portfolio are as follows:

                                                    Proposals Applicable to Fund
  Fund/Portfolio Name                                       or Portfolio
  -------------------                                       ------------
  The Parnassus Fund                                        1,2,4,5,6,7,8
  The Parnassus Income Fund
       Balanced Portfolio                                    1,2,3,4,7,8
       Fixed-Income Portfolio                                 1,2,4,7,8
       California Tax-Exempt Portfolio                        1,2,4,7,8

     Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining a quorum, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one of more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     You may revoke your proxy with respect to a Fund: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Fund at the Fund's address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. Attendance at the Meeting will not in itself constitute revocation of your proxy.

     Each Fund may also arrange to have votes recorded by telephone. [Name of soliciting firm] may be paid on a per-call basis for vote-by-phone solicitations on behalf of the Fund. If a Fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. A proxy voted by telephone may be revoked at any time before it is voted in the same manner that a proxy voted by mail may be revoked.

     Information as to the number of outstanding shares of each Fund, and Portfolios thereof, as of the Record Date, is set forth in Exhibit A along with a listing of the owners of more than 5% of the shares of any Fund as of December 31, 1997. To the knowledge of each Fund's management, the executive officers and Trustees of each Fund, as a group, owned less than 1% of the outstanding shares of each Fund as of December 31, 1997.

     Copies of each Fund's most recent annual and semiannual reports including financial statements, have previously been delivered to shareholders. Shareholders of any Fund may request copies of that Fund's annual and semiannual reports by writing to Parnassus Investments at One Market-Steuart Tower #1600, San Francisco, California, 94105, or by calling (800) 999-3505.


                     PROPOSAL #1 - ELECTION OF BOARD MEMBERS

         Applies to: Both Funds

         Discussion: The Board of Trustees of each Fund has acted to expand its membership and anticipates that the Fund will benefit from the diversity and experience of the current Trustees and nominees that would comprise the expanded Board. When The Parnassus Fund was founded almost 14 years ago and when The Parnassus Income Fund was founded almost seven years ago, the Parnassus organization was much smaller and a small board was adequate for each Fund. With the growth of both Funds, the Trustees believe that larger boards are appropriate.

     At the present time, each Fund has a separate Board with different Trustees, but Proposal #1 contemplates a single group of Trustees to serve as Board members for each Fund. This proposal is intended to coordinate and enhance the efficiency of the governance of the Funds. The Parnassus Fund now has two Trustees and The Parnassus Income Fund has three Trustees who are outside or independent Trustees, i.e., not an "interested person," as defined in the Investment Company Act of 1940, as amended ("1940 Act"). If all Trustees and nominees are elected as proposed, each Fund will have eight independent Trustees and one interested Trustee (Jerome L. Dodson, the Fund's President) for a total of nine Trustees.

         In addition to the independent Trustees who currently serve the respective Funds, there are three new nominees with distinguished backgrounds who would bring considerable expertise to the Boards. Cecilia Lee has had business experience as President of Ultra Media, a Silicon Valley electronics concern. Leo T. McCarthy has had experience in government as Speaker of the California State Assembly and as Lt. Governor of the State of California. Donald O'Connor has gained extensive knowledge of the mutual fund industry from his service as Vice President for Operations of the Investment Company Institute (trade association of the mutual fund industry) and as Chief Operating Officer of the ICI Mutual Insurance Company (the provider of fidelity and liability coverage for each Fund and its officers and Trustees).

         Each nominee has indicated a willingness to serve if elected, and if elected, each nominee will hold office for an indefinite term until his or her successor is duly elected and qualified or until he or she resigns or is otherwise removed. At its meeting on December 5, 1997, each Board acted to establish the size of the Board at nine. Trustees unanimously approved the nomination of each nominee and directed that the election of these nominees be submitted to the Fund's shareholders. Although each Fund is asking its shareholders to elect the nine nominees to its Board, the election of the nominees to one Board is not conditioned on their election to the other Board.

         The Parnassus Fund pays each Independent Trustee $3500 per regular meeting attended and $500 for a phone meeting or other special meeting plus reimbursement of certain out-of-pocket expenses. The Parnassus Income Fund will pay each Independent Trustee $500 per regular meeting attended and $100 per phone meeting or other special meeting plus reimbursement of certain out-of-pocket expenses. The compensation and expenses paid to Trustees of The Parnassus Income Fund are divided among the Portfolios of that Fund. Both Boards anticipate meeting regularly three times per year with a possible fourth meeting by phone. This would mean that for service on both Boards, each Independent Trustee would receive about $12,600 per year. An interested Trustee will continue to receive no compensation from any Fund. Each Fund requires retirement at age 75 for all Independent Trustees. Neither Fund has an Audit or Nominating Committee.

         The following table sets forth information relating to the compensation paid to Trustees during 1997:

                             The Parnassus Fund*       The Parnassus Income Fund
                             -------------------       -------------------------
  David L. Gibson            $6,500                    0
  Gail L. Horvath            $6,500                    0
  Herbert A. Houston         0                         $1,500
  Howard M. Shapiro          0                         $1,500
  Joan Shapiro               0                         $1,500

* For 1997, the Parnassus Fund paid each Independent Trustee a fee of $1500 per regular meeting attended and $500 for each phone or special meeting attended through December 4. Effective December 5, the fee was raised to $3500 per regular meeting.

     The nominees for election as Trustees, their ages and a description of their principal occupations are listed below.

Jerome L. Dodson*, 54, is President of Parnassus Investments, the investment adviser and distributor for each Fund. He has served as President and Trustee of The Parnassus Fund since 1984 and as President and Trustee of The Parnassus Income Fund since 1992. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings of America in San Francisco. From 1982 to 1984, he was President and a Trustee of Working Assets Money Fund and he also served as a Trustee from 1988 to 1991. He is Vice Chairman of the Board of Directors of the Haight-Ashbury Free Clinics in San Francisco and serves as a Director of Project Open Hand, an organization that provides meals to people with AIDS. He is a graduate of the University of California at Berkeley and of Harvard University's Graduate School of Business Administration where he concentrated in finance.

Gail L. Horvath, 48, is co-owner and director of new product development at Just Desserts, a San Francisco-based bakery and cafe. A co-founder of Just Desserts, her experience includes market research, product planning and product development. From 1976 to 1981, she served as a director of Continental Savings of America. She is a graduate of Ohio State University. She has served as a Trustee of The Parnassus Fund since 1996.

David L. Gibson, 58, is an attorney in private practice specializing in taxation and personal financial planning. From 1973 to 1984, he was with the Crown Zellerbach Corporation where he served as tax counsel and, later, as Director of Public Affairs. Mr. Gibson is active in civic affairs and his special interests include senior citizens and environmental protection. He holds a bachelor's degree in business administration from Virginia Polytechnic Institute, an MBA from Golden Gate University, a JD from Washington and Lee University and an LLM from William and Mary. He has served as a Trustee of the Parnassus Fund since 1986.
*        "interested person," as defined in the 1940 Act.

Herbert A. Houston, 54, is the Chief Executive Officer of the Haight-Ashbury Free Clinics, Inc. Previously, he worked as Development Director for the National Association for Sickle Cell Disease, Vice President of the Bay Area Black United Fund and as an executive for the Combined Federal Campaign and the United Way of the Bay Area. He is a graduate of California State University at Hayward and holds a Master's degree in Public Administration & Health Services from the University of Southern California. He has served as a Trustee of The Parnassus Income Fund since 1992.

Howard M. Shapiro, 66, is a consultant to non-profit organizations specializing in marketing, fund-raising and organizational structure. Previously, he worked for 28 years in marketing, advertising and public relations. He is Chairman of the Board of the Portland Housing Authority and is Vice Chairman of the Board of the Albina Community Bank in Portland. He also serves on the Board of Oregon's State Accident Insurance Fund and the Multnomah County Investment Council. Mr. Shapiro is a graduate of the University of Washington. He has served as a Trustee of The Parnassus Income Fund since 1992. He is no relation to Joan Shapiro.

Joan Shapiro, 55, is a consultant specializing in development banking and socially responsible investing. For 20 years, she worked with the South Shore Bank of Chicago, most recently as Executive Vice President. She is a former President of the Social Investment Forum, the national trade association of the social investment movement. She is also a Director of the New Israel Fund and a Governor of International House at the University of Chicago. She is a graduate of Cornell University. She has served as a Trustee of The Parnassus Income Fund since 1992. She is no relation to Howard Shapiro.

Cecilia C.M. Lee, 54, is President of Ultra Media, a Silicon Valley-based electronics firm. She is active in community affairs with the Stanford Children's Hospital and the Cupertino Children's Choir. Ms. Lee is a Director of the Tech Museum of Innovation and the Asian-American Manufacturers Association. She is also on the advancement Board of the West Valley-Mission Community College. She received a bachelor's degree from the National Music and Art Institute of China.

Leo T. McCarthy, 67, is President of the Daniel Group, a partnership involved in foreign trade. His current directorships include Linear Technology, Open Data Systems and the U.S. National Gambling Impact Study Commission. He has also served as a Regent of the University of California. From 1969 to 1982, he served as a member of the California State Assembly, six years as Speaker. From 1983 to 1995, he served as Lieutenant Governor of the State of California where his major responsibility was economic development. He holds a B.S. from the University of San Francisco and a J.D. from San Francisco Law School and is qualified to practice law in California.

Donald E. O'Connor, 61, is a retired executive who spent 28 years as Vice President of Operations for the Investment Company Institute, (the ICI is the trade association of the mutual fund industry.) During that period, he also spent 10 years as Chief Operating Officer of the ICI Mutual Insurance Company. Prior to joining the ICI, he spent six years with the Securities and Exchange Commission ("SEC"), including four years as Branch Chief of Market Surveillance. He currently serves as a Trustee of the Advisors Series Trust, another mutual fund. He is a graduate of The George Washington University and also holds a Masters in Business Administration from the same institution.

     The executive officers of each Fund are Jerome L. Dodson, President, and Howard Fong, Vice President. Howard Fong has served as chief financial officer of Parnassus Investments since 1989.

During 1997 each Board met three times, and all Board members attended all meetings.

     Required Vote: For each Fund, the candidates receiving the affirmative vote of a plurality of the votes cast with respect to Proposal #1 will be elected provided a quorum is present. Shares of all Portfolios of The Parnassus Income Fund vote together as a single class for the Trustees of that Fund.

EACH BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL #1.

                               -------------------

PROPOSAL #2 -RATIFICATION OF INDEPENDENT ACCOUNTANTS OF THE FUND

     Applies to: Both Funds

     Discussion: Shareholders of each Fund are asked to ratify their Board's selection of independent public accountants ("Auditors"). The Auditors for each Fund audit the Fund's financial statements for each year and prepare the Fund's federal and state annual income tax returns.

     Deloitte & Touche LLP has audited The Parnassus Fund for 11 years and The Parnassus Income Fund for six years. Because it has done an excellent job, the Trustees of each Fund have selected Deloitte & Touche LLP to serve as Auditors for the current year. The Board's selection for Auditors for the current year is subject to ratification by shareholders of that Fund at the Meeting.

     Deloitte & Touche LLP has informed the Funds that neither it nor any of its partners has any material direct or indirect financial interest in the Funds. A representative of Deloitte & Touche LLP will be at the meeting and will be available for any questions that may arise.

         Required Vote: For each Fund, approval of Proposal #2 requires a majority of the votes cast with respect to Proposal #2 at the Meeting provided a quorum is present.


EACH BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL #2.

                               ------------------


PROPOSAL #3 - APPROVAL OF CHANGE OF THE INVESTMENT OBJECTIVE AND RELATED INVESTMENT POLICIES OF THE BALANCED PORTFOLIO



         Applies to: The Balanced Portfolio of The Parnassus Income Fund

     Discussion: At the present time, the primary investment objective of the Balanced Portfolio (the "Portfolio") is current income and capital preservation. Capital appreciation is a secondary objective. The Portfolio seeks to achieve its objectives by investing in a mix of fixed-income and equity securities determined by Parnassus Investments (the "Adviser") depending upon its economic outlook and view of market conditions. In pursuing these objectives, as a matter of fundamental policy that, as such, may be changed only with the approval of shareholders of the Portfolio, the Portfolio must have at least 25% of its assets in fixed-income securities. In the opinion of the Adviser, this has depressed the performance of the Portfolio. Over the long term, stocks have had a better total return than bonds. The Adviser believes that although bonds usually have less risk than stocks, for most investors, it makes sense to take somewhat more risk in the hopes of achieving a higher return.

     Currently, the Portfolio may also invest in both common and preferred stocks as well as securities that are convertible into these instruments. As a matter of fundamental policy, a common stock selected for the Portfolio must pay a dividend at least equal to that paid by the average stock in the S&P 500 Composite Stock Price Index ("S&P 500").

     Based on the suggestion of the Adviser, the Trustees recommend that the Portfolio's investment objective be changed to "current income and capital appreciation" and that the current policies requiring a minimum 25% investment in fixed-income securities and specifying the minimum dividend paid by a stock in the Portfolio be deleted.

     If approved by shareholders, the Fund will try to achieve this new objective by investing primarily in a diversified portfolio of equity securities. Equity securities may include common and preferred stock as well as securities that are convertible into these instruments such as convertible bonds. As operating policies, at least 75% of the Portfolio's total assets will normally be invested in equity securities that pay a dividend (or interest in the case of convertible debt instruments), and up to 25% of the Portfolio's total assets may be invested in non-dividend paying equity securities, in investment grade debt securities or in money market instruments. However, for temporary, defensive purposes, the Fund may invest all its assets in money market instruments or investment grade debt.

     The Fund seeks to invest in equity securities that pay above-average dividends and which the Adviser believes have the capacity to raise dividends in the future and also have the potential for capital appreciation. The Fund seeks to achieve a yield for its shareholders that matches the yield on the securities comprising the S&P 500. Issuers of securities in which the Portfolio invests must meet the social criteria of The Parnassus Income Fund.

     The proposed change to the Portfolio's investment objective does not reflect any current or contemplated change to any other investment policies of the Portfolio other than those described above, and it is not intended to reflect any change in the level of risk associated with an investment in the Portfolio.

     The Board of Trustees of The Parnassus Income Fund has authorized changing the name of the Fund to "The Parnassus Income Trust." If this Proposal #3 is approved by shareholders, the name of the Portfolio will be changed to the "Equity Income Fund," and the changes to the Portfolio's investment objective and related investment policies will be implemented, concurrently with the effectiveness of an amendment to the Fund's registration statement describing the same. If this Proposal #3 is not approved, the Portfolio's current investment objectives and related policies will remain unchanged and the name of the Portfolio will be changed only to the "Balanced Fund."

         Required Vote: Approval of Proposal #3 requires the affirmative vote of a "majority of the outstanding voting securities" of the Balanced Portfolio of The Parnassus Income Fund which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares of the Portfolio present at the Meeting if more than 50% of the outstanding shares of the Portfolio are represented at the Meeting in person or by proxy.


THE BOARD OF THE PARNASSUS INCOME FUND, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL #3.

                               ------------------



PROPOSAL #4 - APPROVAL OF CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

         Applies to: Both Funds

     Discussion: Pursuant to the 1940 Act, each of the Funds has adopted certain fundamental investment restrictions and policies which are set forth in each Fund's Prospectus and Statement of Additional Information. Non-fundamental or operating policies can be changed by a Fund's Board of Trustees without shareholder approval, but a fundamental policy or restriction can only be changed by a vote of shareholders. Certain of the fundamental restrictions that the Funds have adopted in the past reflect industry conditions or practices that no longer exist or federal or state regulations that are no longer in effect. Other fundamental restrictions reflect regulatory requirements that remain in effect, but which are not required to be fundamental. Accordingly, the Board of each Fund has approved revisions to certain fundamental restrictions to clarify, modernize and standardize certain investment restrictions and to eliminate others that are not legally required. Although the proposed changes in fundamental restrictions will allow a Fund greater investment flexibility, the Trustees do not anticipate that the changes will result in a materially greater risk level with the investments in either Fund.

     The text and a summary description of each proposed change to the affected Fund's fundamental restrictions are set forth below. If approved by shareholders of the affected Fund, or, in the case of The Parnassus Income Fund, each affected Portfolio, the amendment or elimination of fundamental investment restrictions shall take effect concurrently with the effectiveness of an amendment to the Fund's registration statement describing the changes. If a Proposal is not approved as to a particular Fund or Portfolio, the corresponding current investment restriction of that Fund or Portfolio will remain unchanged.

     4 (a) Modification of Fundamental Restrictions Regarding Diversification of Assets

     Applies to: The Parnassus Fund and each Portfolio of the Parnassus Income Fund

     Discussion: The diversification requirement contained in the current investment restriction of each Fund is more restrictive than required under the 1940 Act because, for the Parnassus Fund, the current restriction applies to 100% rather than 75% of the Fund's total assets and for each Fund, the restriction prohibits holding more than 10% of any class of an issuer's securities rather than only the outstanding voting securities of an issuer. Each Fund's Board has voted to approve changes so that the Fund's diversification restrictions are limited to those required by the 1940 Act.

     The greater a Fund's or Portfolio's holdings of a particular issuer, the greater the impact that changes in the value of those securities may have on the Fund's or Portfolio's investment portfolio. The Adviser believes that the proposed amended fundamental restrictions will provide each Fund with additional flexibility in the purchase of portfolio securities while maintaining full compliance with the diversification requirements of the 1940 Act.

     If Proposal #4(a) is approved by the shareholders of The Parnassus Fund, the text in that Fund's prospectus under "Principal Investment Restrictions" would be revised as follows: (Proposed additions to the text appear in { }
while proposed deletions appear in \     \.)

         The Fund is  subject  to  certain  investment  restrictions  which  are fundamental policies and, as such, cannot be changed without the approval of holders of a majority of the Fund's outstanding voting securities. The Fund's investment objective is such a policy, as are restrictions that provide that the Fund may not: (i) {with respect to 75% of its total net assets}, invest more than 5% of the value of its total net assets in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities) \;(ii)\ {or} purchase more than 10% of the outstanding voting securities \or of any class of securities\ of any one issuer; (ii)

     Further, if Proposal #4(a) is approved by the shareholders of The Parnassus Fund, the text in the Fund's Statement of Additional Information ("SAI") under "Investment Restrictions" would be revised as follows: (Proposed additions to the text are in { } while proposed deletions are in \ \.)

         The Fund may not:
                  (1) {With respect to 75% of its total net assets}, purchase any security other than obligations of the U.S. Government, its agencies or instrumentalities ("U.S Government securities") if as a result: (i) more than 5% of the Fund's total net assets \taken at current value\ would then be invested in securities of a single issuer or (ii) the Fund would hold \more than 10% of any class of securities of an issuer (taking all common stock issues as a single class) or\ more than 10% of the outstanding voting securities of \an issuer\ {any one issuer}.

     If the shareholders of each Portfolio of The Parnassus Income Fund approve Proposal #4(a), as to that Portfolio, the text in that Fund's SAI under "Investment Restrictions" would be revised as follows: (Proposed additions to the text appear in { } while proposed deletions appear in \ \, which also reflect the anticipated name changes.)


      The {Trust} \Fund\ may not:
                  (1) With respect to 75% of \its\ a {Fund's} total net assets, purchase the securities of any one issuer other than obligations of the U.S. Government, its agencies or instrumentalities, if as a result: (i) more than 5% of a Fund's total net assets \(taken at current value)\ would then be invested in securities of a single issuer or (ii) a \portfolio\ {Fund} would hold more than 10% \of any class of securities of an issuer (taking all common stock issues as a single class) or more than 10%\ of the outstanding voting securities of any one issuer.

     If the shareholders of each Portfolio of The Parnassus Income Fund approve Proposal #4(a) as to that Portfolio, the text in that Fund's prospectus under "Other Investment Policies" would also be revised to make the 10% limitation applicable only to the voting securities of any one issuer.

     If Proposal #4(a) is approved as to one or two, but not all, Portfolios of The Parnassus Income Fund, that Fund's prospectus and SAI would be revised as indicated above only as to each Portfolio for which the Proposal is approved. For any Portfolio for which Proposal #4(a) is not approved, the current diversification restriction will remain in effect.

4 (b) Elimination of Fundamental Restriction Regarding Investments in Issuers Whose Securities are Owned by Certain Persons (Affiliates)

         Applies to: Both Funds

     Discussion: Both Funds currently have a fundamental restriction that prohibits them from purchasing or holding the securities of an issuer if certain persons affiliated with the Fund or the Adviser own certain amounts of the outstanding securities of that issuer.

         As stated in the SAI, each Fund may not:
                  Invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or officer or director of the Adviser owns more than one-half of 1% of the outstanding securities of such issuer and such officers, and Trustees who own more than one-half of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     This restriction was originally adopted to address state securities law requirements in connection with the registration of Fund shares. This provision is now obsolete since those state restrictions are no longer applicable. The ability of a Fund to invest in companies in which its Trustees and officers, or its affiliates and their directors and officers, hold interests would continue to be restricted by the 1940 Act, whether or not the current fundamental investment restriction is eliminated.

     If shareholders of The Parnassus Fund or, in the case of The Parnassus Income Fund, a Portfolio, approve Proposal #4(b) as to that Fund or Portfolio, as applicable, the above-quoted restriction in each Fund's SAI would be eliminated as to that Fund or Portfolio, as appropriate.

4(c) Elimination of Fundamental  Restrictions  Regarding  Restricted  Securities

     Applies to: Both Funds

     Discussion: Usually, restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended ("1933 Act"), unless they are sold in privately negotiated transactions or pursuant to an exemption. Both Funds currently have a general fundamental restriction prohibiting investment in restricted securities. As stated in the SAI, each Fund may not: "Purchase any security restricted as to disposition under the federal securities laws."

     Even though unregistered securities may not be freely offered to the public, in many cases, an active secondary market exists for unregistered securities and other institutional buyers stand ready to purchase such securities in transactions exempt from registration. In view of changes that have occurred and that may occur in the future in the 1933 Act requirements with respect to the types of offers and sales that may be made without registration and in increased size and liquidity of institutional markets for certain securities, the Trustees believe that the current restriction is unnecessarily limiting.

     Further, elimination of this restriction for The Parnassus Income Fund is anticipated to facilitate implementation of the specific, fundamental investment policy of the Balanced Portfolio and the Fixed-Income Portfolio authorizing each to invest up to 10% of its assets in securities issued by community development loan funds. The Trustees of The Parnassus Fund believe that it may be appropriate and desirable for that Fund to invest in community development loan funds and plan to implement an operating policy permitting the Fund to invest up to 5% of its assets in community development loan funds if this Proposal #4(c) is approved.

     In addition, each Fund's current investment restriction precludes it from investing in the securities of issuers that may have substantial positive social impact and which may provide above average financial returns. Eliminating the restriction would also allow The Parnassus Fund and the Balanced Portfolio of The Parnassus Income Fund to devote a small portion of their assets (i.e., 5% of total assets as an operating policy) to venture capital investments.

     If shareholders of The Parnassus Fund or, in the case of The Parnassus Income Fund, a Portfolio, approve Proposal #4 (c) as to that Fund or Portfolio, as applicable, the above-quoted restriction in each Fund's SAI would be eliminated as to that Fund or Portfolio, as appropriate.

4(d) Modification of Fundamental Restriction on Making Loans

      Applies to: Both Funds

     Discussion: Both Funds currently have a prohibition on making loans except through repurchase agreements. The proposed change would clarify the meaning of making a loan and avoid unintended limitations. The new language would expressly permit securities lending and clarify that acquiring debt securities and other obligations consistent with the Fund's or Portfolio's objective(s) and other policies, such as instruments convertible into equities not constitute the making of a loan. The Board of Trustees of The Parnassus Fund recommends that the restriction on the Fund's making loans be changed to read as follows (Proposed additions to the text appear in { } while proposed deletions appear in \ \.):

         The Fund may not:

                  Make loans except through repurchase agreements; {however, the Fund may engage in securities lending and may also acquire debt securities and other obligations consistent with the Fund's investment objective and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.}

     For The Parnassus Income Fund, that Fund's current restriction would also be modified by elimination of the 5% limit on the amount of a Portfolio's assets that may be invested in repurchase agreements and, as proposed to be changed, would read as follows: (Proposed additions to the text appear in { } while proposed deletions appear in \ \, which also reflect the anticipated name changes.)

         The {Trust} \Fund\ may not:

                  Make loans except through repurchase agreements. Each portfolio, though, may invest no more than 5% of its assets in repurchase agreements. The Balanced Portfolio and the Fixed-Income Portfolio, however, may lend up to 10% of each Portfolio's assets to community loan funds as described in the Prospectus. The Fund will not make loans directly to a project itself, but rather will invest in an intermediary community loan fund; {however, the Trust may engage in securities lending and may also acquire debt securities and other obligations consistent with the applicable Fund's investment objective(s) and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.}

     If Proposal #4(d) is approved as to one or two, but not all, Portfolios of The Parnassus Income Fund, that Fund's SAI would be revised as indicated above only as to each Portfolio for which the Proposal is approved. For any Portfolio for which Proposal #4(d) is not approved, the current fundamental restriction will remain in effect.

4(e)  Elimination of Fundamental  Restriction  Regarding  Investment in Warrants

     Applies to: Both Funds

     Discussion: At the present time, both Funds have a restriction limiting the Fund's (or Portfolio's) purchase of warrants to 5% of total net assets with no more than 2% invested in warrants which are not traded on the New York Stock Exchange or the American Stock Exchange. To give the Funds greater flexibility, the Trustees of the Funds recommend eliminating this restriction as a fundamental policy. If the shareholders of The Parnassus Fund approve Proposal #4(e), that Fund intends to implement the following operating policy: "The Fund may purchase warrants up to a maximum of 5% of the value of its total net assets."

     If the shareholders of the Balanced Portfolio of The Parnassus Income Fund approve Proposal #4(e), that Fund intends to implement the following operating policy (which reflects the anticipated name change of the Portfolio): "The Equity Income Fund may purchase warrants up to a maximum of 5% of the value of its total net assets." However, if the shareholders of the Fixed-Income Portfolio or of the California Tax-Exempt Portfolio approve Proposal #4(e), the Fund intends to implement an operating policy prohibiting that Portfolio's investment in warrants.

4(f) Elimination of Fundamental Restriction on Investing for the Purpose of Control

     Applies to: Both Funds

     Discussion: Each Fund currently has an investment restriction under which it may not: "Make investments for the purpose of exercising a controlling influence over the management or policies of a company, except that the Fund may seek to influence the social policies of the companies it invests in." Since the Funds are not required to have a fundamental restriction on this subject, each Board has approved elimination of this restriction.

4(g) Elimination of Fundamental Restriction on Purchasing Foreign Securities or Currencies

     Applies to: Both Funds

     Discussion: At the present time, The Parnassus Fund has a fundamental investment restriction prohibiting the "purchase [of] foreign securities or currencies." Similarly, the fundamental investment restrictions of The Parnassus Income Fund state that the Fund may not: "Invest more than 5% of the Balanced Portfolio or more than 5% of the Fixed-Income Portfolio in foreign securities. The California Tax-Exempt Portfolio may not invest in foreign securities or currencies."

     To the extent that a Fund has a policy regarding investment in foreign securities or currencies, the policy need not be fundamental. Accordingly, elimination of each Fund's current fundamental policy is proposed to give the Fund greater flexibility. If the shareholders of The Parnassus Fund approve Proposal #4(g), that Fund intends to implement the following operating policies:
"The Fund may purchase foreign securities up to a maximum of 15% of the value of its total net assets;" and "The Fund may not hold foreign currency except as may be necessary in the settlement of foreign securities transactions."

     If the shareholders of the Balanced Portfolio of The Parnassus Income Fund approve Proposal #4(g), that Fund intends to implement operating policies that, in substance, would permit the Balanced Portfolio to purchase foreign securities up to a maximum of 15% of the value of the Portfolio's total net assets and prohibit the Portfolio from holding or purchasing foreign currency except as may be necessary to settle foreign securities transactions. However, if the shareholders of the Fixed-Income Portfolio or of the California Tax-Exempt Portfolio approve Proposal #4(g), the Fund intends to implement an operating policy prohibiting that Portfolio's investment in foreign securities or currency.

4(h) Elimination of Fundamental Restriction Regarding Unseasoned Issuers

     Applies to: The Parnassus Income Fund

     Discussion: This Fund currently has a fundamental investment restriction pursuant to which the Fund may not: "Invest more than 5% of the assets of any one portfolio in the securities of unseasoned issuers (i.e., those with less than three years of continuous operation)." The purposes of this fundamental restriction was to comply with state securities laws and regulations and limit the risks associated with investing in companies that have no proven long-term track record in business. However, these state requirements are no longer applicable. Accordingly, elimination of this restriction is proposed to give the Fund greater flexibility for the future should the Adviser deem it appropriate for a Portfolio to invest in unseasoned issuers.


4(i) Modification of Fundamental Restriction Regarding Investing in Other Funds

     Applies to: The Parnassus Income Fund

     Discussion: This Fund has a fundamental investment restriction prohibiting a Portfolio's investment in shares of another registered investment company, except that a Portfolio may invest to a limited extent in money market funds. The restriction includes a requirement that the Adviser will waive its fee to the extent of any Portfolio assets that are so invested.

     This requirement was intended to comply with certain state securities regulations that are no longer applicable. Accordingly, this requirement is proposed to be deleted. If a Portfolio invests in shares of another registered investment company, as a shareholder of that fund, the Portfolio would bear its proportionate share of that fund's expenses, which could result in duplication of certain fees, including management and administrative fees.

     If shareholders of each Portfolio approve Proposal #4(i) as to that Portfolio, the current fundamental investment restriction, as proposed to be changed, would read as follows: (Proposed additions to the text appear in { } while proposed deletions appear in \ \, which also reflect the anticipated name changes.)

         The {Trust} \Fund\ may not:

               Invest in securities of other registered investment companies except that each Fund may invest up to 10% of its assets \(taken at current value)\ in money market funds, but no more than 5% of its assets in any one fund and no Portfolio may own more than 3% of the outstanding voting shares of any one fund. \The Adviser will waive its management fee on any portion of the Fund's assets that are invested in another registered investment company.\ This restriction, however, does not apply to a transaction that is part of a merger, consolidation or other acquisition.

     If Proposal #4(i) is approved as to one or two, but not all, Portfolios of The Parnassus Income Fund, the current investment restriction would be revised as indicated above only as to each Portfolio for which the Proposal is approved. For any Portfolio for which Proposal #4(i) is not approved, the restriction regarding investment in other investment companies will remain as currently in effect.


         Required Vote: For Proposals 4(a) through 4(i), approval for The Parnassus Fund requires that each one receive the affirmative vote of a "majority of the outstanding voting securities" of the Fund which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. Approval for a Portfolio of The Parnassus Income Fund requires that each Proposal receive the affirmative vote of a "majority of the outstanding voting securities" of that Portfolio which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares of the Portfolio present at the Meeting if more than 50% of the outstanding shares of the Portfolio are represented at the Meeting in person or by proxy.


EACH BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSALS #4(a) through #4(i).

                               ------------------

   PROPOSAL #5 - APPROVAL OF A CHANGE IN THE SCHEDULED RATE OF THE INVESTMENT
                                 MANAGEMENT FEE

         Applies to: The Parnassus Fund

     Discussion: Under the terms of the Investment Advisory Agreement dated December 18, 1991, between The Parnassus Fund and the Adviser ("Advisory Agreement"), the scheduled investment management fee that the Fund pays to the Adviser starts at the annual rate of 1.0% of the Fund's average daily net assets and declines to 0.5% as the assets of the Fund increase: 1.00% of the first $10 million in assets; 0.75% of the amount above $10 million in assets up to $30 million; 0.70% of the amount above $30 million up to $100 million; 0.65% of the amount above $100 million up to $200 million; 0.60% of the amount above $200 million up to $400 million; 0.55% of the amount above $400 million up to $600 million; and 0.50% of the amount above $600 million.

     At the request of the Adviser, at its meeting on December 5, 1997, the Board of Trustees (including all of the Independent Trustees) considered and approved the continuance of the Advisory Agreement. The Board (including all the Independent Trustees) also approved, subject to approval by Fund shareholders, the elimination of the breakpoints in the fee payable to the Adviser on Fund assets in excess of $400 million. If approved, this Proposal would result in a fee payable by the Fund to the Adviser at the annual rate of 0.60% of the Fund's average daily net assets in excess of $400 million. As of the close of the Fund's most recent fiscal year ended December 31, 1997, the net assets of the Fund were $340 million. For that year, the investment advisory fees payable to the Adviser were $2,121,517, the same that would have been payable had the proposed revised fee schedule been in effect.

     In evaluating the proposed revision to the fee schedule, the Trustees considered the information provided by the Adviser with respect to its profitability. In this regard, the Adviser noted that within its primary areas of responsibility under the Advisory Agreement - investment management and general administration of the affairs of the Fund - the Adviser was devoting increasing resources to administrative and compliance services. The Adviser stated that it intended to use the additional fees which it anticipated receiving under the proposed revised schedule to support its administrative and compliance services. The Trustees recognized that it is common in the mutual fund industry for a fund to have an arrangement and fee for the provision of administrative and compliance services to it that is separate from the provision of investment advisory services. The Trustees found that the anticipated impact of the proposed revised fee schedule on the Fund and its shareholders appeared to compare favorably with the costs of such separate arrangements for administrative and compliance services. Accordingly, the Trustees, including the independent Trustees, determined that the proposed revision to the Advisory Agreement fee schedule was in the best interests of the Fund and its shareholders.

     No other change is proposed with respect to the Advisory Agreement. Under the Advisory Agreement, the Adviser, subject to the direction and control of the Board of Trustees, determines the securities to be purchased and sold and arranges and places orders for the purchase and sale of portfolio securities, in accordance with the Fund's investment objective, policies and limitations. In selecting broker-dealers to effect brokerage transactions for the Fund, the Adviser is authorized to consider whether the broker-dealer provides brokerage and/or research services to the Fund and/or other accounts of the Adviser. The
Adviser is also responsible for administering the affairs of the Fund. The Adviser provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments and pays the salaries of all officers and Trustees of the Fund who are "interested persons" as defined in the 1940 Act. The Advisory Agreement was last approved by shareholders on November 22, 1988 in connection with a special shareholders meeting.

     The Adviser also serves as the Fund's transfer agent and accounting agent, in which capacity the Adviser received fees of $586,486 and $70,000, respectively, during the Fund's fiscal year ended December 31, 1997. Jerome L. Dodson is the President and sole shareholder of the Adviser. Mr. Dodson and Thao
N. Dodson, his wife, are the Directors of the Adviser.


THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES OF THE PARNASSUS FUND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL #5.

          Required Vote: Approval of Proposal #5 requires the affirmative vote of "a majority of the outstanding voting securities" of The Parnassus Fund which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

                            ------------------------

PROPOSAL # 6 - APPROVAL OF THE DELETION OF "CURRENT INCOME" AS A SECONDARY OBJECTIVE


        Applies to: The Parnassus Fund


     Discussion: At the present time, The Parnassus Fund's principal investment objective is long-term growth of capital. Current income is a secondary objective. When the Parnassus Fund was established 14 years ago, it seemed as if the Fund could readily pursue both objectives. The Adviser believes that conditions have changed quite a bit since then; fewer companies pay dividends and those that do have a lower yield. Accordingly, the Adviser has found that it is difficult to pursue both objectives and believes that the investment objectives of the Fund should be revised by elimination of "current income" as a secondary objective.

     The proposed change to the Fund's investment objective does not reflect any current or contemplated change to the investment policies of the Fund and it is not intended to reflect any change in the level of risk associated with an investment in the Fund.


        Required Vote: Approval of Proposal #6 requires the affirmative vote of "a majority of the outstanding voting securities" of The Parnassus Fund which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.


THE BOARD OF TRUSTEES OF THE PARNASSUS FUND, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL #6.

                             -----------------------


                PROPOSAL #7 - APPROVAL OF CERTAIN CHANGES IN THE
                              DECLARATION OF TRUST

         Applies to: Both Funds

     Discussion: Each Fund's Board of Trustees has determined that it would be desirable to amend certain provisions of the Fund's Declaration of Trust, in some cases to eliminate potential uncertainty as to the proper application of the provision and generally to modernize the treatment of the particular matter. The text of each provision as proposed to be changed is set forth below; the corresponding provisions as currently in effect are set forth in Exhibit B. For each of the changes proposed below, the Board has concluded that the proposal will benefit the Fund and its shareholders.


7(a) Amendment of Declaration of Trust Regarding Series and Classes of Shares

         Applies to: Both Funds

     Discussion: Each Fund's Declaration of Trust provides for creation and operation of multiple series and classes of shares of the Fund. Currently, shares of The Parnassus Fund are not divided into more than one series or class and The Parnassus Income Fund has three series of its shares outstanding: the Balanced Portfolio, the Fixed-Income Portfolio and the California Tax-Exempt Portfolio. To modernize and provide updated, standard provisions regarding the creation and operation of multiple series and/or classes, Article FOURTH through subparagraph (g) is proposed to be revised to read as follows:

          FOURTH: The beneficial interest in the Trust shall be divided into such transferable Shares, without par value, of one or more separate and distinct Series or Classes thereof as the Trustees shall from time to time create and establish. The number of Shares is unlimited and upon issuance in accordance with the terms hereof shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion and without obtaining any prior authorization or vote of the Shareholders of the Trust, to create and establish (and to change in any manner) Shares with such preferences, terms of conversion, voting powers, rights and privileges as the Trustees may from time to time determine, to divide or combine the Shares into a greater or lesser number, to classify or reclassify any unissued Shares into one or more Series or Classes of Shares, to abolish any one or more Series or Classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares or 1/1,000ths of a Share or multiple thereof. The Trustees, in their discretion without a vote of the Shareholders, may divide the Shares of any Series into Classes. In such event, each Class of a Series shall represent interests in the assets of that Series and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that expenses allocated to a Class of a Series may be borne solely by such Class as shall be determined by the Trustees and a Class of a Series may have exclusive voting rights with respect to matters affecting only that Class. Without limiting the authority of the Trustees set forth in this Article FOURTH to establish and designate Series or Classes, the Trustees have established and designated the Series of Shares and Classes, if any, listed in Schedule A attached hereto and made a part hereof.

                (b) The establishment of any Series or Class in addition to those set forth in (a) above shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class thereof. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by a majority vote abolish that Series and the establishment and designation thereof. At any time that there are no shares outstanding of any particular Class of a Series, the Trustees may by a majority vote abolish that Class and the establishment and designation thereof. The Trustees by a majority vote may change the name of any Series or Class.

                (c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and shall be referred to as assets belonging to that Series. The assets belonging to a particular Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in Trust for the benefit of the holders of Shares of that Series. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series except that liabilities and expenses allocated solely to a particular Class shall be borne by that Class. Any general liabilities, expenses, costs, charges or reserves of the Trust or Series which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. See Article EIGHTH, paragraph 1.

         As a conforming change, current subparagraph (h) of Article FOURTH is proposed to be redesignated subparagraph (d).

         To coordinate with the proposed change in Article FOURTH, Article FIFTH is proposed to be revised by addition of the following at the end of current paragraph 1:

         On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except:(i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Classes, then only the Shareholders of such Class or Classes shall be entitled to vote thereon.

         As a further conforming change, Article FIFTH is proposed to be revised by changing the second sentence of paragraph 5 to read as follows:

         In the event that the Trust has outstanding two or more Series, each such Series shall be considered as if it were a separate common law trust covered by said Section 16(c).

         To give effect to the foregoing proposed changes, Article SECOND is proposed to be changed by revising the definition of "Shares" in paragraph 5 and by addition of new definitions of "Series" and "Class," as follows:

         5. "Shares" means the equal proportionate units of interest into which the beneficial interest of each Series or Class thereof shall be divided from time to time and includes fractions of shares as well as whole shares (all of the units of a Series or of a single Class may be referred to as "Shares" as the context may require).

         6. "Series" refers to series of Shares of the Trust established in accordance with the provisions of Article FOURTH.

         7. "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article FOURTH.

The remaining paragraphs of Article SECOND would be renumbered accordingly.


         7(b) Amendment of Declaration of Trust Regarding Valuation

         Applies to: Both Funds

     Discussion: Each Fund's Declaration of Trust currently prescribes in detail the times and methods for valuation of the Fund's assets and then provides for flexibility in establishing other times and bases for valuation. To simplify and eliminate the potential for uncertainty as to the proper application of this provision, Article SEVENTH, paragraph 13 (through subparagraph (e)), is proposed to be revised to read as follows: (The proposed revision reflects the proposed changes adding definitions of "Series" and "Class" as described in Proposal #7(a) above.)

         13. The term "Net Asset Value" of any Series shall mean that amount by which the assets of that Series exceed its liabilities, all as determined by or under the direction of the Trustees. Net Asset Value per Share shall be determined separately for each Series of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination may be made on a Series-by-Series or Class-by-Class basis, as appropriate, and shall include any expenses allocated to a specific Series or Class. The determination shall be made with respect to securities for which market quotations are readily available at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any order of the Commission applicable to the Series. The Trustees may delegate any of their powers and duties under this paragraph 13 with respect to appraisal of assets and liabilities. At any time the Trustees may cause the Net Asset Value per Share last determined to be determined again in a similar manner and may fix the time when such redetermined values shall become effective.

As a conforming change, current subparagraph (f) of paragraph 13 is proposed to be redesignated subparagraph (b).


         7(c) Amendment of Declaration of Trust Regarding Investment Powers

     Applies to: Both Funds

     Discussion: Each Fund's Declaration of Trust broadly identifies in Article THIRD, paragraph 1, the purposes of the Fund with respect to investment and reinvestment in "securities or other financial instruments." That paragraph includes a general authorization "to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any or all such securities." (emphasis added) To expressly extend the scope of this authority to the instruments referred to in the preceding portions of that paragraph, paragraph 1 is proposed to be revised by addition of the phrase "or other financial instruments" at the end of the paragraph.



        7(d) Amendment of Declaration of Trust Regarding Indemnification

     Applies to: Both Funds


     Discussion: Each Fund's Declaration of Trust provides in Article SEVENTH, paragraph 12, for mandatory indemnification of certain persons, including present or former Trustees, officers and employees of the Fund (i.e., "indemnitees"), for certain "covered expenses" incurred in connection with a "covered proceeding," as those terms are defined in that paragraph. The right to indemnification requires that, where there has been no final decision by a court or other applicable authority, a determination of eligibility be made by either a quorum of a majority of Independent Trustees who are not parties to the proceeding or in independent legal counsel in a written opinion.

     In addition, the Declaration provides for mandatory advancement of covered expenses if, generally, either: the indemnitee provides security; the Fund has insurance against loss relating to the advancements; or a determination that the indemnitee will be ultimately found to be entitled to indemnification has been made by either a quorum of a majority of Independent Trustees who are not parties to the proceeding or in independent legal counsel in a written opinion. The By-laws of The Parnassus Fund also authorize discretionary indemnification and advancement of expenses under certain circumstances, ad pursuant to this provision, that Fund is currently advancing covered expenses to one current and one former Trustee. However, as required by the 1940 Act, under no circumstances may a person be indemnified if there has been an adjudication of liability against that person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her office.

     It is common in the mutual fund industry for a fund to provide for mandatory indemnification (including advancement of expenses) to the fullest extent permitted by law. Under Massachusetts corporate law, which the Board has been advised would likely be the applicable state law, a corporation may, in general, provide for mandatory indemnification for any person, and advancement of expense may be made solely upon the person's undertaking to pay, except with respect to a matter as to which he or she has been adjudicated not to have acted in good faith. Accordingly, to take advantage of this greater latitude, subject to the limitations of the 1940 Act, Article SEVENTH, paragraph 12, is proposed to be revised to eliminate the conditions on indemnification and advancement of "covered expenses" of an "indemnitee" by revising current paragraphs (e) and (f) to read as follows:

         (e) Except as set forth in (d) above, the Trust shall indemnify any indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability, upon request of the indemnitee for such indemnification.

         (f) Covered expenses incurred by an indemnitee in connection with a covered proceeding shall be advanced by the Trust to an indemnitee prior to the final disposition of a covered proceeding upon the request of the indemnitee and the undertaking by or on behalf of the indemnitee to repay the advance if the indemnitee shall be adjudicated not to be entitled to indemnification under this Article or otherwise under the 1940 Act.


       7(e) Amendment of Declaration of Trust Regarding Authority to Amend

     Applies to: Both Funds

     Discussion: Each Fund's Declaration of Trust, in general, permits the Declaration of Trust to be amended only with the approval of shareholders. To provide flexibility to the Trustees, Article EIGHTH, paragraph 12, is proposed to be revised to permit amendment of the Declaration by the Trustees except with respect to any amendment that would have a material, adverse impact on the rights of shareholders, and read as follows:

         12. If authorized by the vote of the Trustees, the Trustees shall amend or otherwise supplement this instrument, by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof; any such Supplemental Declaration of Trust may be executed by and on behalf of the Trust and the Trustees by any officer or officers of the Trust. A restated Declaration of Trust, integrating into a single instrument all of the provisions of the Declaration of Trust which are then in effect and operative, may be executed from time to time by a majority of the Trustees. Notwithstanding the forgoing, no amendment that would have a material adverse impact upon the rights of the shareholders may be made without the favorable vote of the holders of more than 50% of the outstanding Shares entitled to vote, or by any larger vote which may be required by applicable law in a particular case.

     As a conforming change, Article FIFTH, paragraph 1(ii), regarding shareholder's right to vote, is proposed to be revised by addition of { } to state: "1. The Shareholders shall have power to vote ...(ii) with respect to the amendment of this Declaration of Trust {as provided in Article EIGHTH, paragraph 12, ... ."}


EACH BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSALS #7(a) through #7(f)

                            -------------------------


PROPOSAL #8 - APPROVAL OF POLICY ALLOWING INVESTMENTS IN ISSUERS INVOLVED IN THE PRODUCTION OF WINE

         Applies to: Both Funds

     Discussion: This Proposal is in response to a shareholder request for a change in the Funds' current policy to exclude from their respective portfolios companies that manufacture alcohol products. This policy is an operating policy and, as such, may be changed by a Fund's Board of Trustees without shareholder approval.

     Nevertheless, the Board of each Fund is seeking direction from the Fund's shareholders as to whether it should revise the current policy based on the request of John G. Rauck, a shareholder of The Parnassus Fund from San Rafael, California, a general partner in a number of vineyard limited partnerships and the president of the Sonoma County Grape Growers Association. In 1996, Mr. Rauck wrote to the Fund to say that he agreed with almost all the Fund's social criteria, but he wanted the Fund to consider excluding wine from the ban on investment in alcohol. In his letter, Mr. Rauck acknowledged that wine could be abused just as other alcoholic beverages could be, but he stated that statistics show that wine (i.e. table wine as opposed to fortified wine) is abused far less often than other alcoholic beverages. Mr. Rauck also stated that wine is consumed primarily to enhance the flavor of food and that it is healthful when consumed in moderation.

     The Fund's President, Jerome L. Dodson, wrote back to Mr. Rauck explaining that the Fund avoided investment in alcohol manufacturers because of the abuse of alcohol in our society which leads to negative social consequences. Mr. Dodson further stated that while, in his view, there is not a substantial negative impact from moderate consumption of wine, he did not think that the Fund should make a general exception for wine because of alcohol's effect on society. However, Mr. Dodson agreed to present the issue to shareholders as to whether the Fund's Board should consider implementing such a change.

     If you vote "For" this Proposal, you want the Board of Trustees of your Fund to consider changing the Fund's current policy and permit investment in issuers that produce wine. If you vote "Against" this Proposal, the Fund will keep its current policy of excluding all alcohol producers from its investment portfolio. Proposal #8 is not binding on the Trustees, but is intended to be advisory to both Boards.


         Required Vote: Approval of Proposal #8 as to The Parnassus Fund or a Portfolio of The Parnassus Income Fund requires the affirmative vote of more than 50% of the outstanding shares of the Fund or Portfolio, as applicable, cast with respect to Proposal #8 at the Meeting provided a quorum is present.

      EACH  BOARD,   INCLUDING  ITS   INDEPENDENT   TRUSTEES,   RECOMMENDS  THAT
SHAREHOLDERS VOTE "AGAINST" PROPOSAL #8.

                             ADDITIONAL INFORMATION

     The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail, telephone, facsimile or oral communications by representatives of each Fund, regular employees of Parnassus Investments, certain broker-dealers (who may be specifically compensated for such services), or by representatives of Shareholder Communications Corporation, professional proxy solicitors, retained by the Funds, who will be paid the following approximate fees for soliciting services set forth below. Each Fund will pay this firm for its share of the fees and out-of-pocket expenses for proxy solicitation. Each Fund will pay a portion of the costs of the Meeting, including the costs of solicitation, allocated on the basis of the number of shareholder accounts of each Fund.
                                                           Soliciting Fees
                              Fund                    and Expenses (Approximate)
                              ----                    --------------------------
  The Parnassus Fund
  Balanced Portfolio
  Fixed-Income Portfolio
  California Tax-Exempt Portfolio

                        RECEIPT OF SHAREHOLDER PROPOSALS
     As a general matter, the Funds do not hold regular annual or other meetings of shareholders. Any Fund shareholder who wishes to submit proposals to be considered at a special meeting of that Fund's shareholders should send such proposals to the Fund at One Market-Steuart Tower #1600, San Francisco, California 94105.
                                 OTHER BUSINESS
     No Fund knows of any other business to be presented at the Meeting other than the matters set forth in this Proxy Statement. If any other matter or matters are properly presented for action at the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. By signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.
                                              By order of the Boards of Trustees
       January 20, 1998                       Richard D. Silberman, Secretary

                                    Exhibit A

Shares Outstanding as of January 5, 1998 (record date)

  The Parnassus Fund                                        7,624,198.491
  Balanced Portfolio                                        1,813,851.848
  Fixed-Income Portfolio                                      586,383.069
  California Tax-Exempt Portfolio                             390,087.176

No Shareholder owns more than 5% of any of the four Funds.

Fund Ownership of Current Trustees and Board Nominees*

                        The                      Fixed-Income
                      Parnassus     Balanced     Portfolio     California Tax-
                        Fund        Portfolio                  Exempt Portfolio
                        ----        ---------                  ----------------
  Jerome L. Dodson    28,741.309    2,004.503      377.833         1,860.518
  Gail L. Horvath        654.606
  David Gibson         1,100.298
  Herb Houston           106.869      186.980
  Howard M. Shapiro      389.677    1,371.395      500.024
  Joan Shapiro        10,781.722    3,440.375    1,131.806
  Cecilia C.M. Lee     3,574.454
  Leo T. McCarthy        461.494
  Donald O'Connor
                      45,810.429    7,003.253    2,009.663         1,860.518

  Trustees & Officers own less than 1% of Outstanding  shares of each Fund.

  * Share Ownership includes members of each person's immediate family.

                                     Exhibit
                                        B

                     CURRENT DECLARATION OF TRUST PROVISIONS
                             PROPOSED TO BE REVISED



     [TRUST PROVISIONS TO BE INSERTED:

     Article SECOND, paragraphs 5 through 9


     Article THIRD, paragraph 1

     Article FOURTH

     Article FIFTH, paragraphs 1 and 5

     Article SEVENTH, paragraphs 12 and 13

     Article EIGHTH, paragraphs 7 and 12]

                              [Form of Proxy Card]

                               THE PARNASSUS FUND


PLEASE SIGN AND RETURN ALL PROXIES THAT YOU RECEIVE.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN FOR A PROPOSAL, THE SHARES WILL BE VOTED ACCORDING TO THE RECOMMENDATIONS OF THE TRUSTEES. (Note: Proposal #3 in the Proxy Statement does not apply to the Fund.)

Proposal #1    To  elect as  Trustees of  the  Fund: Jerome L. Dodson;  David L.
               Gibson; Gail L. Horvath; Herbert A. Houston; Cecilia C.M.Lee; Leo
               T. McCarthy;  Donald E. O'Connor; Howard M. Shapiro; Joan Shapiro

               /  / FOR ALL NOMINEES LISTED ABOVE EXCEPT THOSE IDENTIFIED BELOW*

               /  / AGAINST OR ABSTAIN AS TO ALL NOMINEES LISTED ABOVE


               *Instruction: To withhold authority to vote for any nominee, write his or her name below:

               -----------------------------------------------------------------

Proposal #2     To ratify the selection of Deloitte & Touche LLP as     FOR     AGAINST     ABSTAIN
                independent accountants for the current fiscal year     / /      / /         / /

Proposal #4     To approve changes to certain fundamental invest-       FOR     AGAINST     ABSTAIN
                ment policies and restrictions                          ALL*     ALL         ALL
                                                                        / /      / /         / /

         *Except as indicated below: to vote against a particular change, place an "X" in the box below to the left of the number(s) (as set forth in the Proxy Statement) of the sub-proposal(s) you do not want to change.

               / / 4(a)  Diversification  of Assets
               / / 4(b)  Securities Owned by Certain  Persons
               / / 4(c)  Restricted  Securities
               / / 4(d)  Loans
               / / 4(e)  Warrants
               / / 4(f)  Control
               / / 4(g)  Foreign Securities or Currencies

Proposal #5     To approve a change in the fee schedule               FOR     AGAINST     ABSTAIN
                in the Investment Advisory Agreement                  / /       / /         / /

Proposal #6     To approve a change in the investment objective       FOR     AGAINST     ABSTAIN
                                                                      / /      / /         / /

Proposal #7     To approve certain changes to the Declaration         FOR     AGAINST     ABSTAIN
                of Trust                                              ALL*     ALL         ALL
                                                                      / /      / /         / /

         *Except as indicated below: to vote against a particular change, place an "X" in the box below to the left of the number(s) (as set forth in the Proxy Statement) of the sub-proposal(s) you do not want to change.

                  /   /    7(a)  Series and Classes of Shares
                  /   /    7(b)  Valuation
                  /   /    7(c)  Investment Powers
                  /   /    7(d)  Indemnification
                  /   /    7(e)  Authority to Amend

Proposal #8     To approve a change in policy regarding investment in     FOR     AGAINST     ABSTAIN
                wine producers                                            / /       / /         / /

The Trustees recommend a vote "FOR" Proposals #1-7 and "AGAINST" Proposal #8.

      To avoid the expense of adjourning the Meeting to a subsequent date, please sign, date and return this proxy inthe enclosed post-paid envelope.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Jerome L. Dodson and Richard D. Silberman, or either of them (or their substitutes), as attorneys and proxies of the undersigned, with full power of substitution to represent and vote all of the shares of the Fund owned by the undersigned and which are entitled to be voted at the Special Meeting of Shareholders of the Fund to be held March 26, 1998, at 7:00 p.m. PST, at the Sheraton-Palace Hotel at the corner of Market and New Montgomery Streets, San Francisco, California, and any adjournment(s) thereof, and revoking all proxies heretofore given, as designated on this proxy card. As to any other matter, the attorneys and proxies shall be authorized to vote in accordance with their best judgment. This proxy shall remain in effect for a period not to exceed one year from its date. The undersigned acknowledges receipt of the Fund's Proxy Statement.

                                                  SIGN   BELOW  -  Please   sign
                                                  exactly  as your name  appears
                                                  hereon.    If    shares    are
                                                  registered  in more  than  one
                                                  name,  all should  sign but if
                                                  one   signs,   it  binds   the
                                                  others.  When  signing  as  an
                                                  attorney,            executor,
                                                  administrator,  agent, trustee
                                                  or guardian,  please give full
                                                  title    as    such.    If   a
                                                  corporation,  please  sign  in
                                                  full   corporate  name  by  an
                                                  authorized    person.   If   a
                                                  partnership,  please  sign  in
                                                  partnership    name    by   an
                                                  authorized person.

                                                  Dated:  ________________, 1998

____ I/We plan to attend the reception.           Signature:  __________________
         (Number attending: ___)

 ____ I/We do not plan to attend the reception.   Signature:  __________________

                              [Form of Proxy Card]

                            THE PARNASSUS INCOME FUND
                               Balanced Portfolio
                             Fixed-Income Portfolio
                         California Tax-Exempt Portfolio


PLEASE SIGN AND RETURN ALL PROXIES THAT YOU RECEIVE.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN FOR A PROPOSAL, THE SHARES WILL BE VOTED ACCORDING TO THE RECOMMENDATIONS OF THE TRUSTEES. (Note: Proposals #5 and #6 in the Proxy Statement do not apply to the Fund.)

Proposal #1    To elect as Trustees of  the Fund:  Jerome  L.  Dodson; David  L.
               Gibson; Gail L. Horvath; Herbert A. Houston; Cecilia C.M.Lee; Leo
               T. McCarthy; Donald  E. O'Connor; Howard M. Shapiro; Joan Shapiro

               /  / FOR ALL NOMINEES LISTED ABOVE EXCEPT THOSE IDENTIFIED BELOW*

               /  / AGAINST OR ABSTAIN AS TO ALL NOMINEES LISTED ABOVE


               *Instruction:  To withhold authority to vote for any nominee, write his or her name below:

               -----------------------------------------------------------------------------------------

Proposal #2    To ratify the selection of Deloitte & Touche LLP as           FOR     AGAINST   ABSTAIN
               independent accountants for the current fiscal year           / /       / /       / /

Proposal #3    For the Balanced Portfolio only: To approve a change          FOR     AGAINST   ABSTAIN
               in its investment objective and related policies              / /       / /       / /

Proposal #4    To approve changes to certain fundamental invest-             FOR      AGAINST   ABSTAIN
               ment policies and restrictions                                ALL*      ALL       ALL
                                                                             / /       / /       / /

         *Except as indicated below: to vote against a particular change, place an "X" in the box below to the left of the number(s) (as set forth in the Proxy Statement) of the sub-proposal(s) you do not want to change.

                  /   /    4(a)  Diversification of Assets
                  /   /    4(b)  Securities Owned by Certain Persons
                  /   /    4(c)  Restricted Securities
                  /   /    4(d)  Loans
                  /   /    4(e)  Warrants
                  /   /    4(f)  Control
                  /   /    4(g)  Foreign Securities or Currencies
                  /   /    4(h)  Unseasoned Issuers
                  /   /    4(i)  Other Funds


Proposal #7    To approve certain changes to the Declaration                 FOR      AGAINST   ABSTAIN
               of Trust                                                      ALL*       ALL       ALL
                                                                             / /        / /       / /

         *Except as indicated below: to vote against a particular change, place an "X" in the box below to the left of the number(s) (as set forth in the Proxy Statement) of the sub-proposal(s) you do not want to change.

                  /   /    7(a)  Series and Classes of Shares
                  /   /    7(b)  Valuation
                  /   /    7(c)  Investment Powers
                  /   /    7(d)  Indemnification
                  /   /    7(e)  Authority to Amend


Proposal #8    To approve a change in policy regarding investment in         FOR     AGAINST   ABSTAIN
               wine producers                                                / /       / /       / /

               The Trustees recommend a vote "FOR" Proposals #1-7 and "AGAINST" Proposal #8.

               To avoid the expense of adjourning the Meeting to a subsequent date, please sign, date and return this proxy in the enclosed post-paid envelope.


               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Jerome L. Dodson and Richard D. Silberman, or either of them (or their substitutes), as attorneys and proxies of the undersigned, with full power of substitution to represent and vote all of the shares of the Portfolio in which the undersigned owns shares and which are entitled to be voted at the Special Meeting of Shareholders of the Fund to be held March 26, 1998, at 7:00 p.m. PST, at the Sheraton-Palace Hotel at the corner of Market and New Montgomery Streets, San Francisco, California, and any adjournment(s) thereof, and revoking all proxies heretofore given, as designated on this proxy card. As to any other matter, the attorneys and proxies shall be authorized to vote in accordance with their best judgment. This proxy shall remain in effect for a period not to exceed one year from its date. The undersigned acknowledges receipt of the Fund's Proxy Statement.

                                                  SIGN   BELOW  -  Please   sign
                                                  exactly  as your name  appears
                                                  hereon.    If    shares    are
                                                  registered  in more  than  one
                                                  name,  all should  sign but if
                                                  one   signs,   it  binds   the
                                                  others.  When  signing  as  an
                                                  attorney,            executor,
                                                  administrator,  agent, trustee
                                                  or guardian,  please give full
                                                  title    as    such.    If   a
                                                  corporation,  please  sign  in
                                                  full   corporate  name  by  an
                                                  authorized    person.   If   a
                                                  partnership,  please  sign  in
                                                  partnership    name    by   an
                                                  authorized person.

                                                  Dated:  ________________, 1998

____ I/We plan to attend the reception.           Signature:  __________________
         (Number attending: ___)

____ I/We do not plan to attend the reception.    Signature:  __________________